                                                                    EXHIBIT 10.4


DATED                              30 JUNE                                  2000
--------------------------------------------------------------------------------



                    THE DERBY CYCLE CORPORATION AND OTHERS
                        as Borrowers and/or Guarantors


                              CHASE MANHATTAN plc
                                  as Arranger


                    THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                   as Banks


                     CHASE MANHATTAN INTERNATIONAL LIMITED
                               as Facility Agent


                     CHASE MANHATTAN INTERNATIONAL LIMITED
                               as Security Agent



                    _______________________________________
                                    WAIVER
                                      AND
                              AMENDMENT AGREEMENT
                                  relating to
                    a facility agreement dated 12 May 1998
                   ________________________________________





________________________________________________________________________________

                                   CONTENTS

1. INTERPRETATION.............................................................................    3

2. PERMANENT WAIVER AND AMENDMENT AGREEMENT...................................................    4

3. AMENDMENT..................................................................................    5

4. REPRESENTATIONS AND WARRANTIES.............................................................    6

5. COUNTERPARTS; EFFECTIVENESS................................................................    7

6. ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS..................................................    7

7. FEES AND COSTS.............................................................................    7

8. CONDITIONS SUBSEQUENT......................................................................    7

9. STURMEY-ARCHER EUROPA B.V..................................................................    7

10. GOVERNING LAW AND JURISDICTION............................................................    8

SCHEDULE 1....................................................................................    9

    The Borrowers.............................................................................    9

SCHEDULE 2....................................................................................   10

    The Guarantors............................................................................   10

SCHEDULE 3....................................................................................   12

    The Banks.................................................................................   12

SCHEDULE 4....................................................................................   13

    Further  Amendments to the Facility Agreement to take effect on the First
      Effective Date..........................................................................   13

SCHEDULE 5....................................................................................   16

    Conditions Precedent to Further Amendments to the Facility Agreement which take
      effect on the First Effective Date......................................................   16

SCHEDULE 6....................................................................................   16

    Further Amendments to the Facility Agreement to take effect on the Second Effective Date..   16

SCHEDULE 7....................................................................................

    Condition Precedents to Further Amendments  to the Facility Agreement
      which take effect on the Second Effective Date..........................................   16



________________________________________________________________________________

THIS WAIVER AND AMENDMENT AGREEMENT is made on 30 June 2000

BETWEEN

(1). THE DERBY CYCLE CORPORATION, a company incorporated in Delaware, United States of America, having its principal office at 300 First Stamford Place, Stamford CT06902-6765, Connecticut, United States of America ("the Company");

(2)  THE COMPANIES identified as Borrowers in Schedule 1 ("the Borrowers");

(3)  THE COMPANIES identified as Guarantors in Schedule 2 ("the Guarantors");

(4)  CHASE MANHATTAN PLC as arranger ("the Arranger");

(5)  THE FINANCIAL INSTITUTIONS identified as banks in Schedule 3 ("the Banks");

(6) CHASE MANHATTAN INTERNATIONAL LIMITED as facility agent ("the Facility Agent");

(7)  CHASE MANHATTAN INTERNATIONAL LIMITED as security agent ("the Security
     Agent")

RECITALS

A. By a facility agreement dated 12 May 1998, as amended and restated pursuant to an amendment and restatement agreement dated 3 February 1999 and as further amended pursuant to an amendment agreement dated 30 April 1999 and as further amended pursuant to a amendment agreement dated 31 August 1999 and as further amended pursuant to a amendment agreement dated 25 November 1999 and as further amended pursuant to an amendment agreement dated 17 December 1999 and as further amended pursuant to an amendment agreement dated 3 February 2000 and as further amended pursuant to an amendment agreement dated 2 March 2000 (collectively the "Facility Agreement") by and among the Company, Borrowers, Guarantors, Arranger, the Banks, Facility Agent and Security Agent, the Banks have agreed to make certain credit facilities available to the Borrower.

B. The Banks have agreed to further amend the Facility Agreement and waive compliance with certain provisions of the Facility Agreement as more particularly set out herein but subject always to the provisions of this Waiver and Amendment Agreement.

NOW, THEREFORE IN CONSIDERATION of these premises and the agreements, provisions and covenants herein contained, the parties agree as follows:

1.   INTERPRETATION

     1.1  DEFINITIONS

          In this Agreement:

          "Deed of transfer" means together (i) the deed of sale, purchase and transfer dated on or about 30 June 2000 and made between Sturmey-Archer Limited and Derby Nederland BV and (ii) the deed of transfer dated on or about 30 June 2000 and made between The Wright Saddle Company Limited and Sturmey-Archer Limited;


________________________________________________________________________________

          "Excluded Assets" has the meaning set out in the Offer to Sell;

          "First Effective Date" means the date on which the Facility Agent has confirmed to the Company and the Banks that it has received evidence satisfactory to it and it has received all the conditions precedent as set out in Schedule 5, in each case in a form and substance satisfactory to the Facility Agent;

          Offer to Sell" means the letter dated 24 June 2000 addressed to the directors of The Wright Saddle Company Limited from Sturmey-Archer Limited for the sale of the assets and business of Sturmey-Archer Limited as more particularly set out therein.;
          directors of The Wright Saddle Company Limited from Sturmey-Archer Limited for the sale of the assets and business of Sturmey-Archer Limited as more particularly set out therein.;

          "Pension Transfer" means the transfer of the Sturmey-Archer Limited pension scheme to Lenark Limited for an amount equal to 50% of its actuarial value as verified by Watson Wyatt, on terms and conditions satisfactory to the Facility Agent and provided that such transfer takes place no later than 31 December 2000;

          "Sale Transaction Documents" means the Share Sale Agreement, Offer to Sell and the Deed of Transfer;

          "Second Effective Date" means the date on which the Facility Agent has confirmed to the Company and the Banks that it has received evidence satisfactory to it and it has received all the conditions precedent as set out in Schedule 7, in each case in a form and substance satisfactory to the Facility Agent;

          "Share Sale Agreement" means the share sale agreement dated 24 June 2000 and made between the Company, Sturmey-Archer Limited and Lenark Limited;

          "Sturmey-Archer Group" means Sturmey-Archer Limited, Sturmey-Archer Europa B.V., JB Brooks & Company Ltd, and The Wright Saddle Company Limited;

     1.2  Interpretation

          Unless the context otherwise requires, words and expressions defined in the Facility Agreement shall have the same meaning herein.

2.   PERMANENT WAIVER AND AMENDMENT AGREEMENT

     2.1 Subject to Clause 2.2 below and the other terms and conditions set forth herein and in reliance on the representations and warranties of the Obligors herein contained, the Banks hereby waive any Event of Default under the following clauses:

          2.1.1 Clause 18.1 (j) (Group Structure) resulting solely from the disposal of the Sturmey-Archer Group pursuant to the provisions of the Sale Transaction Documents;

          2.1.2 Clause 19.5(b) (Disposals) resulting solely from the sale of the shares in The Wright Saddle Company Limited to Lenark Limited pursuant to the Share Sale Agreement, the sale of the shares in Sturmey-Archer Europa BV to Sturmey-Archer Limited pursuant to the Deed of Transfer and the sale of the business and assets of Sturmey-Archer Limited pursuant to the provisions of the Offer to Sell;


________________________________________________________________________________

          2.1.3 Clause 19.5(d) (Acquisitions) resulting solely from the acquisition by Sturmey-Archer Limited of the shares in Sturmey-Archer Europa BV pursuant to the provisions of the Deed of Transfer;

          2.1.4 Clause 24.3 (Conditions for Release) resulting solely from the disposal of the Sturmey-Archer Group and its assets other than the Excluded Assets in accordance with the Sale Transaction Documents; and

          2.1.5 Clause 21.1(s) (Ownership of Obligors) resulting solely from the sale of the shares in The Wright Saddle Company Limited to Lenark Limited in accordance with the provisions of the Share Sale Agreement and the sale of the shares in Sturmey-Archer Europa BV to Sturmey-Archer Limited in accordance with the provisions of the Deed of Transfer;

     2.2 Without limiting the generality of the provisions of Clause 32 and 35 of the Facility Agreement the Waiver and Amendment Agreement set forth above in Clause 2.1 shall be limited precisely as written and nothing in this clause 2.2 shall be deemed to:

          2.2.1 constitute a waiver of any other term, provision or condition of the Facility Agreement or any other Finance Documents or agreement referred to therein or otherwise; or

          2.2.2 prejudice any rights or remedy that the Agents or Banks may now have or may have in the future under or in connection with the Facility Agreement or any other Finance Documents referred to therein (other than the rights and remedies which they otherwise would have had as a consequence of the breaches set out in Clause 2.1 above);

     2.3 Except as expressly set forth therein, the terms, provisions and conditions of the Facility Agreement and the other Finance Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

3.   AMENDMENT

     3.1 Each of the parties agrees that, as from the First Effective Date, the amendments referred to in Schedule 4 shall become effective;

     3.2 Each of the parties agrees that, as from the Second Effective Date, the amendments referred to in Schedule 6 shall become effective;

     3.3 The Facility Agreement and this Waiver and Amendment Agreement shall be read and construed as a single document;

     3.4 References in the Facility Agreement to the Facility Agreement howsoever characterised shall with effect from the First Effective Date be references to the Facility Agreement as amended pursuant to Clause 3.1 of this Waiver and Amendment Agreement;

     3.5 References in the Facility Agreement to the Facility Agreement howsoever characterised shall with effect from the Second Effective Date be references to the Facility Agreement as amended pursuant to Clause 3.2 of this Waiver and Amendment Agreement.


________________________________________________________________________________

4.   REPRESENTATIONS AND WARRANTIES

     The Obligors hereby each represents and warrants to the Agents and the Banks that:

     4.1 as at the date hereof, there exists no Event of Default under the Facility Agreement, and after giving effect to this Waiver and Amendment Agreement there will exist no Event of Default or Potential Event of Default under the Facility Agreement;

     4.2 all representations and warranties contained in the Facility Agreement and the other Finance Documents are true, correct and complete in all material respects on and as at the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as at such earlier date, and will be deemed repeated by each Obligor on each date that a condition precedent listed at Schedule 7 of this Waiver and Amendment Agreement is delivered in accordance with this Waiver and Amendment Agreement with reference to the facts and circumstances existing at each such time;

     4.3 as at the date hereof, each Obligor has performed all agreements to be performed on its part as set forth in the Facility Agreement;

     4.4 each Obligor is duly organised and validly existing under the laws of the jurisdiction of its organisation and has all necessary power and authority to execute and delivery this Waiver and Amendment Agreement and to consummate the transactions contemplated hereby;

     4.5 neither the execution and delivery of this Waiver and Amendment Agreement, nor the consummation of the transactions contemplated hereby, violates or will violate (i) any law, regulation, decree or other legal restriction applicable to any Obligor; (ii) the charter, by-laws or other constitutional documents of any Obligor; or (iii) any instrument or agreement to which any Obligor or any of its assets is subject or by which it is bound;

     4.6 there is no legal requirement of any governmental authority (including any requirement to make any declaration, filing or registration or to obtain any consent, approval, licence or order) which is necessary to be met by the Company or any other Obligor in connection with its execution, delivery or performance of this Waiver and Amendment Agreement other than the filing at Companies House of duly completed forms 403 and the filing of forms DS1 at H.M. Land Registry;

     4.7 this Waiver and Amendment Agreement has been duly authorised, executed and delivered by the Company on behalf of each Obligor and this Waiver and Amendment Agreement, the Facility Agreement and the other Finance Documents to which any Obligor is a party, constitute the legal, valid and binding obligations of such Obligor, enforceable against it in accordance with their terms; and

     4.8 All information provided to the Facility Agent in connection with this Waiver and Amendment Agreement was or will be as at the time it was given, true, complete and accurate in all respects and each Obligor represents that no circumstances have arisen, or any event has occurred between the date when such information was provided to the Facility Agent and the date hereof which would render such information to be untrue, inaccurate or incomplete in any respect.


________________________________________________________________________________

5.   COUNTERPARTS; EFFECTIVENESS

     5.1 This Waiver and Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument;

     5.2 Signature pages may be detached from multiple separate counterparts and attached to a single document so that all signature pages are physically attached to the same document;

     5.3 This Waiver and Amendment Agreement shall become effective upon the Effective Date.

6.   ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

     Each of the Guarantors hereby acknowledges that it has read this Waiver and Amendment Agreement and consents to the terms thereof and, with the exception of Sturmey-Archer Europa B.V, further hereby confirms and agrees that, notwithstanding the effectiveness of this Waiver and Amendment Agreement, the obligations of such Guarantors under their respective Guarantee shall not be impaired or affected and such Guarantee is and shall continue to be in full force and effect and is hereby confirmed and ratified in all respects.

7.   FEES AND COSTS

     The Company shall reimburse the Agents and the Banks for all costs and expenses (including legal fees) properly incurred by them and their professional advisers in connection with the negotiation, preparation and execution of this Waiver and Amendment Agreement and any related documentation, including but not limited to any release of security and any filings, registrations or any other action required by law or otherwise.

8.   CONDITIONS SUBSEQUENT

     The Company shall procure by no later than 30 days after the date of this Agreement that it delivers to the Facility Agent a copy of the resolutions of the members of each Obligor certified by an Authorised Signatory (or appropriately authorised person of such Obligor) ratifying, approving, and confirming the execution and delivery of this Agreement by the Company as Obligors' Agent and any other communication or documents delivered by on or on behalf of each Obligor in connection herewith.

9.   STURMEY-ARCHER EUROPA B.V.

     The parties agree and acknowledge that on the Effective Date, Sturmey-Archer Europa B.V. shall cease to be an Obligor under the Finance Documents (including, without limitation be released from its obligations to provide security and give guarantees relating to Sturmey-Archer Europa B.V, its assets and business or the Group).

10.  GOVERNING LAW AND JURISDICTION

     10.1 This Waiver and Amendment Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with the laws of England.


________________________________________________________________________________

     10.2 Clause 38 (Jurisdiction) of the Facility Agreement shall be deemed to apply as if it had been set out in full in this Agreement.


________________________________________________________________________________

                                  SCHEDULE 1

                                 The Borrowers


Raleigh Industries Limited

Sturmey-Archer Limited

Derby Holding (Deutschland) GmbH

Koninklijke Gazelle BV

The Derby Cycle Corporation

Raleigh Industries of Canada Limited

Raleigh Europe B.V.

Raleigh B.V.

Englebert Wiener Bike Parts GmbH

Winora-Staiger GmbH

Derby Holding Limited

Raleigh Fahrrader GmbH

Derby Cycle Werke GmbH

Raleigh International Limited

Curragh Finance Company

Raleigh Ireland Limited


________________________________________________________________________________

                                   SCHEDULE 2

                                 The Guarantors


Derby Holding Limited

Raleigh Industries Limited

Raleigh International Limited

Sturmey-Archer Limited

Raleigh Industries of Canada Limited

The Derby Cycle Corporation

Raleigh BV

Raleigh Europe BV

Koninklijke Gazelle BV

Derby Nederland BV

Derby Holding BV

Sturmey-Archer Europa BV

Lyon Investments BV

Derby Holding (Deutschland) GmbH

Raleigh Fahrrader GmbH

NW Sportgerate GmbH

Derby Cycle Werke GmbH

Englebert Wiener Bike Parts GmbH

Univega Worldwide Licence GmbH

Univega Beteiligungen GmbH

Univega Bikes & Sports Europe GmbH

Derby Fahrrader GmbH

Derby WS Vermogenswerwaltungs GmbH

Winora-Staiger GmbH

Curragh Finance Company


--------------------------------------------------------------------------------

Raleigh Ireland Limited

The British Cycle Corporation Limited

BSA Cycles Limited

Triumph Cycle Co. Limited

Raleigh (Services) Limited

Derby Sweden AB

--------------------------------------------------------------------------------

                                   SCHEDULE 3

                                   The Banks



Name

The Chase Manhattan Bank

ABN Amro Bank N.V.

Bank of Scotland

BHF - Bank AG

Dresdner Bank AG, New York and Grand Cayman
Branches

Lloyds TSB Bank Plc

HSBC Bank Plc

Scotia Bank Europe plc

The Bank of Nova Scotia

The Sumitomo Bank, Limited

Banque Nationale de Paris

San Paolo IMI SPA

KBC Bank (Nederland) N.V.

Oldenburgische Landesbank AG

The Governor and Company of the Bank of Ireland

The Industrial Bank of Japan, Limited

--------------------------------------------------------------------------------

                                  SCHEDULE 4

   Further  Amendments To The Facility Agreement To Take Effect On The First
                                Effective Date

1. The definition of "Consolidated Net Worth" at Clause 1.2 (Definitions) shall be deleted and replaced with the following:-

     "Consolidated Net Worth" means the amount (including any additional paid in capital) for the time being paid up or credited as paid up on the issued share capital of the Company (other than any Excluded Share Capital):

     plus an amount (of up to $45,000,000) in respect of the value attributable to equity retained by on or behalf of DFS;

     plus any amount standing to the credit of, or (as the case may be) minus any amount standing to the debit of the consolidated income statement of the Group before any adjustment made in respect of dividends on any class of shares of the Company to the extent that the holder of such share(s) is only entitled to receive, in respect thereof, payment in kind, and not cash or other assets. For the avoidance of doubt, the net income of $5,588,000 loss reported in the audited consolidated Financial Accounts of the Group for the Accounting Period ended 31 December 1998 is the only amount credited or debited to the audited consolidated Financial Accounts for the Accounting Period ended 31 December 1998 which shall be included in the definition of Consolidated Net Worth;

     plus for the period from 6 March 2000 to 31 December 2000 only, the aggregate amount of principal outstanding under the GSIC Notes (but excluding for the avoidance of doubt any interest (whether in cash or in kind) or any other amount accruing thereon);

     plus, an amount of up to (Pounds)5,225,000 which represents the estimated book loss resulting from the disposal of the Sturmey-Archer Group in accordance with the Sale Transaction Documents;

     minus any amount included in the above which is attributable to (a) the aggregate of all goodwill (to the extent created or purchased after Closing), titles, trademarks, copyrights, patents, capitalised research and development expenditure (other than research and development expenditure which is capitalised in accordance with the accounting policies of the Company in force at the date of this Agreement) and other intangible assets, and (b) any upwards revaluation of assets by any Group Member after Closing; and

     minus (to the extent otherwise included) the amount attributable to the interests (if any) of outside holders of issued share capital in any Group Member other than the Company other than RIC Preference Shares for so long as the same are exchangeable solely for B Common Stock and carry no rights greater than as at the date of this Agreement and RIC is prohibited from redeeming such RIC Preference Shares pursuant to the provisions of this Agreement.

     For the purposes of the foregoing, no items shall be effectively taken into account more than once in this calculation and all items shall be calculated on a consolidated basis and (subject only as may be required in order to reflect the express inclusion or exclusion of items as specified in this definition) in accordance with the Applicable Accounting Principles and, where the calculation is being made as at the end of any Accounting Period for which a consolidated balance sheet of the Group has been or is required to be delivered to the Facility Agent hereunder, shall be as determined from that balance sheet.

--------------------------------------------------------------------------------

2. The definition of "Consolidated Adjusted EBITDA" at Clause 1.2 of the Facility Agreement shall be deleted and replaced with the following:

     "Consolidated Adjusted EBITDA" means for any period comprising an annual Accounting Period of the Company or four consecutive quarterly Accounting Periods of the Company (taken together as one period) means the operating income of the Group for such period:

     before taking into account all Extraordinary Items (whether positive or negative) and one-off expenses not exceeding, in aggregate, $2,900,000 insured in the Annual Accounting Period ended 31 December 1997 and in aggregate $9,600,000 incurred in the annual Accounting Period ended 31 December 1999 as detailed in the Information Memorandum dated 4 August 1999, and US$1,200,000 in the annual Accounting Period ending 31 December 2000 which represents the total of (i) consultancy fees payable to Concours Group and incurred by Derby Cycle Werke GmbH and (ii) severance costs of reorganising the Derby USA sales force incurred by the Company;

     before taking into account any Transaction Costs required to be expensed through the income statement up to a maximum aggregate amount of $6,200,000 in the annual Accounting Period ending 31 December 1998 whether an Extraordinary Item or otherwise and any one-off payments of premia or otherwise made by any Group Member in connection with Hedging Protection Agreements entered into in accordance with the Approved Hedging Programme within 30 days of the date of this Agreement;

     before taking into account to the extent deducted from operating income any amounts expended that relate solely to Year 2000 Expenditure to the extent that such expenditure, when aggregated with any other Year 2000 Expenditure incurred since the date of this Agreement and prior to 31 December 1999 does not exceed $2,700,000 (or the equivalent in other currencies);

     before deducting income tax expense;

     before deducting charges to depreciation and amortisation excluding amortisation attributable to a prepaid cash item arising in the ordinary course of business, the amortisation of any goodwill and amortisation of Transaction Costs in an amount not exceeding $8,800,000 in aggregate in all Accounting Periods post Closing;

     before deducting Interest (whether accrued, paid, deferred or capitalised) as an obligation of any Group Member or Interest accrued in favour of, or paid to, any Group Member;

     after deducting (to the extent otherwise included in operating income) any gain over book value arising in favour of the Group on the sale, lease or other disposal of any fixed or intangible asset during such period and any gain arising on any revaluation of any fixed or tangible asset during such period;

     after adding back (to the extent otherwise deducted in operating income) any loss against book value incurred by the Group on the sale, lease or other disposal of any fixed or intangible asset during such period and any loss arising on any revaluation of any fixed or intangible assets during such period;

     after deducting (to the extent otherwise included) the amount of retained profit (or adding back the retained loss) of any Group Member (other than the Company) which is attributable to the interest of any shareholder of or, as the case may be, partner in such Group Member which is not a Group Member other than the amount of retained profit or the amount of the

--------------------------------------------------------------------------------
     retained loss of RIC which is attributable to such non-Group Member's interest in RIC Preference Shares for so long as such shares may be exchanged solely for B Common Stock of the Company and carry no rights greater than as at the date of this Agreement and RIC is prohibited from redeeming such RIC Preference Shares pursuant to the provisions of this Agreement;

     after deducting items which have not, or are not due to be paid in cash, including any amortisation, credit, income or provision release (where such provision was not originally increased by reducing operating income) or other credit where cash was received in an earlier period. For the avoidance of doubt, any income related to the defined benefit pensions plans of the Group recognised in accordance with FAS 87 and FAS 132 shall be deducted when calculating Consolidated Adjusted EBITDA and any unrealised income or loss in respect of the change in the mark to market value of foreign exchange contracts recognised in accordance with FAS 52 and FAS 133 where such contracts are in accordance with the Approved Hedging Programme, shall not be included when calculating Consolidated Adjusted EBITDA;

     and for the purposes of the foregoing no item shall be effectively taken into account more than once in this calculation and all items shall be determined on a consolidated basis and subject only as may be required in order to reflect the express inclusion or exclusion of items as specified in this definition) in accordance with the Applicable Accounting Principles and as determined from the consolidated Financial Accounts of the Group for such annual Accounting Period or for the quarterly Accounting Periods falling within such period or, to the extent that such period, or part thereof, relates to the period prior to Closing, from the Pre-Closing Accounts relating to such period;

3.   Clause 11.1 shall be deleted and replaced with the following:

     "11.1      Reduction of the Facility

                On each date specified in Column 1 below (each such date being a "Reduction Date") the Total Commitments shall be reduced such that they are equal to the amount set opposite such Reduction Date in Column 2 below less the aggregate amount of the Commitments that have been previously cancelled under this Agreement prior to that Reduction Date otherwise than solely as a result of the operation of this Clause 11.1 or Clause 7, whereupon the Revolving Commitment of each Bank (including, for the avoidance of doubt, the Revolving Commitment of each Ancillary Bank and without double counting a Bank's Ancillary Commitment) shall be reduced by a proportionate amount and pro rata to their respective Revolving Commitments at such time and the Standby L/C Commitments of the Banks shall be reduced by a proportionate amount pro rata and the Company shall procure that the aggregate Deutschmark Amount of all outstanding Advances, Standby L/Cs, Ancillary Facilities and amounts owing under Clause 11.3 (if any) shall on such date (and at all times thereafter) not exceed the Total Commitments on such date.


                Column 1                           Column 2

                Reduction Date                     Total Commitments

                on or before 30 June 2000          DM214,000,000 minus (i) the
                                                   Deutschmark Equivalent of
                                                   (Pounds)8,400,000 and (ii)
                                                   the Deutschmark Equivalent of
                                                   (Pounds)1,576,000, in each
                                                   case computed as at the date
                                                   falling 4 Business Days
                                                   before

--------------------------------------------------------------------------------
                                                   the relevant Reduction Date

          Fifth Anniversary of the date of this    DM194,000,000
          Agreement

          Sixth Anniversary of the date of this    DM169,000,000
          Agreement

          Final Repayment Date                     Zero"

--------------------------------------------------------------------------------

                                  SCHEDULE 5

Conditions Precedent to Further Amendments to the Facility Agreement which take effect on the First Effective Date


1. An opinion, addressed to the Facility Agent, the Security Agent and the Banks of Wragge & Co., legal advisors to the Sturmey-Archer Group, as to such matters relating to the United Kingdom, the Sturmey-Archer Group and their obligations under the Sale Transaction Documents to which they are party as the Facility Agent may require;

2. An opinion, addressed to the Facility Agent, the Security Agent and the Banks of Trenite Van Doorne,, legal advisors to the Sturmey-Archer Group, as to such matters relating to the Netherlands, the Sturmey-Archer Group and their obligations under the Sale Transaction Documents to which they are party as the Facility Agent may require;

3. An opinion, addressed to the Facility Agent, the Security Agent and the Banks of Kirkland & Ellis, United States of America legal advisors to the Company as to such matters as a Facility Agent may require;

4.   Certified copies of each of the Sale Transaction Documents;

5. Confirmation from Arthur Andersen as to the accounts book value as of 4 June 2000 of assets being disposed of] and the tax position of Sturmey-Archer Limited as a result of its disposal;

6. Confirmation from Loyens Loess as to the tax position of Sturmey-Archer Europa BV as a result of its disposal;

7. Evidence confirming the breakdown of US$1,200,000 in respect of consultancy fees and severance costs referred to in Schedule 4.

8. Summary terms of the spoke purchase agreement with Lenark Limited dated on or about the date of this Waiver and Amendment Agreement.

9.   A certificate of an Authorised Signatory of the Company confirming:

     (i) that the Total Commitments have been reduced by the Deutschmark Equivalent of (Pounds)8,400,000 and (Pounds)1,576,000 respectively;

     (ii) that no Default pursuant to Clause 21.1(a) has occurred which is continuing, or unwaived in writing by the Facility Agent, and

     (iii) if the Sponsor Facility is repaid prior to or on 30 June 2000, that the Revolving Facility Available Amount is greater than the amount of the Sponsor Facility immediately prior to the repayment of the Sponsor Facility;

     (iv) designating the non-cash proportion of the consideration for the sale of the Sturmey-Archer Group as Designated Non Cash Consideration (as such term is defined in the Note Indentures);

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     (v)       that the board of the Company has determined in good faith that the purchase price is equal to the fair market value of the assets and shares sold;

11. If the Sponsor Facility is repaid on or prior to 30 June 2000, confirmation from Thayer and Perseus that the Sponsor Facility has been repaid in full and that the Company's liability thereunder has been unconditionally discharged;

12. If the Sponsor Facility is repaid, evidence that the Company has prior to or contemporaneously with such repayment issued share capital to Thayer and Perseus in an amount equal to the Sponsor Facility provided that such share capital is of a type permitted pursuant to Clause 19.5(w)(a) (Share Capital);

13. A certified copy of the minutes of the meetings of the shareholders (if necessary) and the resolutions of the board of directors of each of the Company, Sturmey-Archer Limited, The Wright Saddle Company and Derby Nederland B.V. authorising the execution, delivery and performance on behalf of that company of those of the Sales Transaction Documents to which that company is a party; and

14. Evidence that Derby Nederland BV has or will withdraw any guarantees, including any guarantees pursuant to Article 2:403 Dutch Civil Code.

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                                  SCHEDULE 6


   Further Amendments to the Facility Agreement to take effect on the Second
                                 Effective Date


2. The definition of "Consolidated Net Worth" at Clause 1.2 (Definitions) shall be deleted and replaced with the following:-

    "Consolidated Net Worth" means the amount (including any additional paid in capital) for the time being paid up or credited as paid up on the issued share capital of the Company (other than any Excluded Share Capital):

    plus an amount (of up to $45,000,000) in respect of the value attributable to equity retained by on or behalf of DFS;

    plus any amount standing to the credit of, or (as the case may be) minus any amount standing to the debit of the consolidated income statement of the Group before any adjustment made in respect of dividends on any class of shares of the Company to the extent that the holder of such share(s) is only entitled to receive, in respect thereof, payment in kind, and not cash or other assets. For the avoidance of doubt, the net income of $5,588,000 loss reported in the audited consolidated Financial Accounts of the Group for the Accounting Period ended 31 December 1998 is the only amount credited or debited to the audited consolidated Financial Accounts for the Accounting Period ended 31 December 1998 which shall be included in the definition of Consolidated Net Worth;

    plus for the period from 6 March 2000 to 31 December 2000 only, the aggregate amount of principal outstanding under the GSIC Notes (but excluding for the avoidance of doubt any interest (whether in cash or in kind) or any other amount accruing thereon);

    plus, an amount of up to X + Y where:

    X is the actual book loss resulting from the disposal of the Sturmey-Archer Group in accordance with the Sale Transaction Documents; and

    Y is (without double counting) the actual book loss resulting from the Pension Transfer.

    minus any amount included in the above which is attributable to (a) the aggregate of all goodwill (to the extent created or purchased after Closing), titles, trademarks, copyrights, patents, capitalised research and development expenditure (other than research and development expenditure which is capitalised in accordance with the accounting policies of the Company in force at the date of this Agreement) and other intangible assets, and (b) any upwards revaluation of assets by any Group Member after Closing; and

    minus (to the extent otherwise included) the amount attributable to the interests (if any) of outside holders of issued share capital in any Group Member other than the Company other than RIC Preference Shares for so long as the same are exchangeable solely for B Common Stock and carry no rights greater than as at the date of this Agreement and RIC is prohibited from redeeming such RIC Preference Shares pursuant to the provisions of this Agreement.

    For the purposes of the foregoing, no items shall be effectively taken into account more than once in this calculation and all items shall be calculated on a consolidated basis and (subject only as may be required in order to reflect the express inclusion or exclusion of items as

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                                                                              19
    specified in this definition) in accordance with the Applicable Accounting Principles and, where the calculation is being made as at the end of any Accounting Period for which a consolidated balance sheet of the Group has been or is required to be delivered to the Facility Agent hereunder, shall be as determined from that balance sheet.

2. Clause 19.5(b) (Disposals) shall be amended by the insertion of a new sub-clause (xv) as follows:

    (xv)  "The Pension Transfer".

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

                                  SCHEDULE 7

Condition Precedents to Further Amendments  to the Facility Agreement which take effect on the Second Effective Date.

1.  Actuarial valuation in an agreed form prepared by Watson Wyatt;

2. Certified copies of all agreements and documentation in relation to the Pension Transfer, each is an agreed form;

3. a certificate of an Authorised Signatory of the Company confirming the actual book loss resulting from the disposal of the Sturmey-Archer Group in accordance with the Sale Transaction Documents;

4. a certified copy of the minutes of the meeting of shareholders (if necessary) and the resolution; of the board of directors of Sturmey-Archer Limited authorising the Pension Transfer and authorising the execution, delivery and performance on behalf of that company of any agreements or other documents entered into in connection with or in respect to the Pension Transfer.

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

THE DERBY CYCLE CORPORATION                        )
for itself and on behalf of each of the            )
Borrowers and Guarantors as Obligors' Agent        )

By:




CHASE MANHATTAN INTERNATIONAL                      )
LIMITED for itself and as the Facility Agent       )
and Security Agent and for and on behalf of the    )
Arranger and each of the Banks (other than Lloyds  )
TSB Bank Plc, Scotia Bank Europe plc and The Bank of Nova Scotia)

By:

By:




LLOYDS TSB BANK PLC

By:



SCOTIA BANK EUROPE PLC

By:



THE BANK OF NOVA SCOTIA

By:



DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:

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